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                                                                  EXHIBIT 10.16

                    ASSIGNMENT AND FIRST AMENDMENT TO LEASE

     THIS ASSIGNMENT AND FIRST AMENDMENT TO LEASE (hereinafter "Amendment") is made this 3rd day of April , 1995, by and between R.R. Park City, Inc., a
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Delaware corporation whose address is c/o Rothschild Realty, Inc., 1251 Avenue of the Americas, 51st Floor, New York, New York 10020 ("Landlord") and Go U.S.A. Streetwear, Inc., a California corporation, dba Go U.S.A, Streetwear whose address is 9756 Wilshire Boulevard, Beverly Hills, California 90212 ("Assignor") and YES Clothing Co., a California corporation, whose address is 1380 West Washington Boulevard, Los Angeles, California 90007 ("Assignee").

     WHEREAS, pursuant to that certain Lease Agreement, dated August 9, 1994 (the "Lease"), by and between R.R. Park City, Inc, and Go U.S.A. Streetwear Inc., in which Tenant leases Store No. H-117 consisting of approximately 1,250 square feet of floor area (the "Leased Premises") in that certain retail development commonly known as The Factory Stores @ Park City located in Park City, Utah (the "Shopping Center"); and

     WHEREAS, Assignor desires to modify its Permitted Trade Name and Landlord has consented to the modification.

     WHEREAS, Assignor desires to assign its right, title and interest in the Lease to Assignee and Assignee desires to accept sucb interest and assume all of the obligations arising under the Lease and Landlord is willing to consent to such assignment under the conditions herein; and

     WHEREAS, Landlord and Assignee mutually desire to modify the Lease in certain particulars to reflect the assignment and amendment to the Lease.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. Where appropriate, capitalized terms used herein shall have the same meanings ascribed to them in the Lease.

2. Assignor does hereby assign, transfer and set over to Assignee all of its right, title and interest in and to tire Lease, such assignment to be the (effective as of April 1, 1995 the Assignment Date"). Assignee does hereby accept such assignment and agrees to perform all of the terms, covenants and conditions on the part of the Tenant to be performed under the Lease, including without limitation, operation of the Leased Premises solely for the Permitted Use and under the Permitted Trade Name as set forth in the Lease, and as modified herein.

3. Assignor shall remain directly liable for all obligations of Assignee under the Lease. At landlord's option, a separate action or actions ,may be brought against, whether or not any action is first or subsequently brought against Assignee or whether or not Assignee is joined in any such action, and Assignor may be joined in any action or proceeding commenced by Landlord against Assignee arising out of, in connection with or based upon the Lease. Assignor waives any right to require Landlord to proceed against Assignee or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Assignee, or otherwise. Assignor's liability under the Lease shall remain in full force and effect and shall not be discharged in whole or in part notwithstanding any renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under, the Lease, provided, however, that none of the foregoing shall increase the obligations of Assignor as they shall exist under the Lease immediately prior to the execution hereof. Assignor's obligations under the Lease shall remain fully binding although Landlord may have waived one or more defaults by Assignee, extended the time of performance by Assignee, released, returned or misapplied other collateral at any time given as security for Assignee's obligations and/or released Assignee from the performance of its obligations under the Lease, and notwithstanding the institution by or against
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     Assignee of bankruptcy, reorganization, receivership or insolvency proceedings of any nature, or the disaffirmance of the Lease in any such proceeding or otherwise.

4. As of the Assignment Date, all references to "Tenant" in the Lease as "Go U.S.A. Streetwear, Inc," are hereby deleted in their entirety and in lieu thereof "Tenant" shall hereby be defined as "YES Clothing Co.," and all references in the Lease shall thereafter refer to Tenant as defined herein.

5. SECTION 4.01 of the DATA SUMMARY. The "Permitted Trade Name" is deleted in its entirety and in lieu thereof is substituted the following:

               Permitted Trade Name:      YES

     However, upon sixty (60) days prior written notice to Landlord, Tenant shall be permitted to change the Permitted Trade Name to "Georges Marciano Boutique" or Georges Marciano Design Studio.

6. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

7. This Amendment constitutes the entire understanding among the parties regarding this matter and no modification of any terms or provisions of this Amendment shall be effective unless set forth in writing and signed by each of the parties intended to be bound.

8. Neither the submission of this Amendment by Landlord to Assignor or Assignee prior to the execution by all parties hereto, nor any discussion between Landlord and either or both of Assignor and Assignee, shall create any legal obligation or liability whatsoever on Landlord with respect to the matters set forth herein nor shall be construed as Landlord's consent to the assignment described herein.

9. Except as specifically amended hereby, all of the terms, covenants, conditions and provisions of the Lease are hereby ratified and affirmed. In the event that a conflict arises between the terms of the Lease and this Assignment and First Amendment to Lease, the terms and conditions of this Amendment will control. The parties acknowledge the effectiveness of the Lease as so amended.


                    [ASSIGNMENT AND FIRST AMENDMENT-GO USA]

                        (signatures on following page)




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     IN WITNESS WHEREOF, this Amendment is executed by the parties by their duly authorized officers, on the date first written above.

WITNESS:                              LANDLORD:
                                      R.R. PARK CITY, INC.,
                                      a Delaware corporation


/s/ Mary Ann Peterson                 By: /s/ Wm. Neville
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                                      Name: Wm. Neville
                                           -----------------------------

                                      Its: Exec. VP
                                          ------------------------------


WITNESS:                              ASSIGNOR:
                                      Go U.S.A. Streetwear, Inc.,
                                      a California corporation

/s/ Warren J. Klein                   By: /s/ Georges Marciano
- -------------------------------          -------------------------------

Signature of: Warren J. Klein         Signature of: Georges Marciano
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              (Please print)                        (Please print)

                                      Title: Pres/C.E.O.
                                            ----------------------------

WITNESS:                              ASSIGNEE and TENANT:
                                      Y E S Clothing, Co.,
                                      a California corporation

/s/ Jessie Garcia                     By: /s/ Daniel Goodstein
- -------------------------------          -------------------------------

Signature of: Jessie Garcia           Signature of: Daniel Goodstein
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              (Please print)                        (Please print)

                                      Title: Exec V.P.
                                            ----------------------------


                   [ASSIGNMENT AND FIRST AMENDMENT - GO USA]